UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 19, 2008

FEDERAL TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Florida	001-31724	59-2935028
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

312 West First Street Sanford, Florida		32771
(address of principal executive offices)		(zip code)

(407) 323-1833
(Registrant’s telephone number, including areas code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This current report contains forward-looking statements, which can be identified by the use of words such as “estimate,” “project,” “believe,” “intend,” “anticipate,” “plan,” “seek,” “expect” and words of similar meaning.

These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to strategic objectives, anticipated financial results, future business prospects and decisions that are subject to change.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:

•	general economic conditions, either nationally or in our market areas, that are worse than expected;

•	changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements;

•	competition among depository and other financial institutions;

•	inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments;

•	adverse changes in the securities markets; and

•	changes in our organization, compensation and benefit plans.

Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements.

ITEM 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On October 29, 2008, Federal Trust Corporation (the “Company”) received notice from the staff of the NYSE Alternext US (the “Exchange”) indicating the Exchange’s intent to delist the Company’s common stock from the Exchange.

The letter from the Exchange indicated that the Company no longer complies with the Exchange’s continued listing standards. Specifically, the staff of the Exchange determined that the Company is in violation of Section 1003(a)(iv) of the NYSE Alternext US LLC Company Guide (the “Company Guide”), and further determined that the Company has become subject to Section 1002(b) of the Company Guide.

The Company does not intend to appeal the Exchange’s intention to delist the Company’s common stock from the Exchange. The Company will seek to have one or more market makers quote the Company’s common stock for trading through the OTC Bulletin Board or the “Pink Sheets.”

ITEM 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit

99	Press release dated November 3, 2008 announcing receipt of letter from the NYSE Alternext US

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2008

Federal Trust Corporation (Registrant)

By:	/s/ Dennis T. Ward
Dennis T. Ward
President and Chief Executive Officer

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